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                                January 14, 2000

         Reference is made to that certain Stock Purchase Agreement, dated as of September 22, 1999, as amended by the letter agreement dated January 3, 2000 (the "Stock Purchase Agreement"), among Chancellor Media Corporation of Los Angeles ("Seller"), Primedia Broadcast Group, Inc., WIO, Inc., Cadena Estereotempo, Inc., Portorican American Broadcasting, Inc., WLDI, Inc., WRPC, Inc., WOYE, Inc., WZNT, Inc., WOQI, Inc. (the "Companies"), and Spanish Broadcasting System of Puerto Rico, Inc. ("Buyer"). The Buyer, Seller and the Companies are referred to collectively herein as the "Parties."

         Whereas, the Seller owns all of the issued and outstanding capital stock of the Companies, except for Portorican American Broadcasting, Inc., a wholly owned subsidiary of WOQI, Inc., and Cadena Estereotempo, Inc., a wholly owned subsidiary of WIO, Inc., (the capital stock of all of the Companies, except for the capital stock of Portorican American Broadcasting, Inc. and Cadena Estereotempo, Inc., is collectively referred to herein as the "Target Shares," and the capital stock of Cadena Estereotempo, Inc., and Portorican American Broadcasting, Inc. is collectively referred to herein as the "Subsidiary Shares");

         Whereas, the Companies own and operate radio stations WIOA(FM), San Juan, Puerto Rico, WIOB(FM), Mayaguez, Puerto Rico, WIOC(FM), Ponce, Puerto Rico, WCOM(FM), Bayamon, Puerto Rico, WZMT(FM), Ponce, Puerto Rico, WOYE-FM, Mayaguez, Puerto Rico, WCTA-FM, San German, Puerto Rico, and WZNT(FM), San Juan, Puerto Rico (all of the above enumerated radio stations being hereinafter referred collectively to as the "Stations" or individually as "Station") pursuant to licenses issued by the Federal Communications Commission;

         Whereas, the Parties entered into the Stock Purchase Agreement and pursuant to the terms of the Stock Purchase Agreement the Seller is to sell and the Buyer is to purchase all of the issued and outstanding Target Shares and Subsidiary Shares and by so doing acquire the radio broadcasting business currently conducted by the Stations, upon the terms and conditions set forth in the Stock Purchase Agreement;

         Whereas, pursuant to the terms of the Stock Purchase Agreement the Seller and the Buyer are to fully account for Working Capital pursuant to
Section 2.6 thereof;

         Whereas, Seller has delivered to Buyer a notice setting forth gross Estimated Closing Working Capital without any supporting documentation;

         Whereas, without any documentation supporting the Estimated Closing Working Capital Buyer cannot prepare and deliver to Seller the Initial WC Statement;
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         Now, therefore, the Parties agree to the following:

         1. Seller shall deliver documentation supporting the Estimated Closing Working Capital estimate to Buyer within 45 days of the Closing Date, such delivery of the Estimated Closing Working Capital estimate and supporting documentation to be deemed the new "Estimated Closing Working Capital" estimate.

         2. Within 30 days of its receipt from Seller of the new Estimated Closing Working Capital estimate, Buyer shall prepare and deliver to Seller the Initial WC Statement.

         3. Within 15 days of the delivery to Seller from Buyer of the Initial WC Estimate, the Initial WC Estimate shall become final and binding upon the Parties and thereupon become the "Final WC Statement" reflecting "Closing Working Capital" unless Seller shall provide Buyer with a Notice of Disagreement with the Initial WC Estimate prior to such date.

         4. The procedures currently provided for in Section 2.6 of the Stock Purchase Agreement with respect to the resolution of any disagreement with the Initial WC Estimate, as documented by the delivery to Buyer from Seller of a Notice of Disagreement, shall remain in full force and effect.

         5. Any adjustment to the Purchase Price shall be made within five days of the delivery by Seller to Buyer of the new Estimated Closing Working Capital, i.e., any amount above Base Amount shall be paid to Seller and any amount under Base Amount shall be paid to Buyer. All payments shall be made by wire transfer of federally available funds.

         6. Buyer's decision to retain or return the Aged Receivables currently provided for in Section 2.6(b)(ii) of the Stock Purchase Agreement shall be made within five days of the delivery by Seller to Buyer of the new Estimated Closing Working Capital.

         7. Buyer does not waive any rights it may have to indemnification pursuant to Section 8.3 of the Stock Purchase Agreement with respect to Section
3.14 of the Stock Purchase Agreement subject to the provisions of Section 2.6 of the Stock Purchase Agreement. The Parties agree that any tax liabilities for the period during which Seller or any of its affiliates was the reporting entity for tax purposes suffered by Buyer that are not resolved in conjunction with the procedures described above and that are otherwise subject to the provisions of
Section 8.3 of the Stock Purchase Agreement will be indemnified dollar for dollar without regard to the Threshold Amount by an amount not greater than $2,150,000 and further that such reimbursement will not be included in or counted against the $9,000,000 maximum indemnification amount.

         Capitalized terms not defined in this letter agreement shall have the same meanings as set forth in the Stock Purchase Agreement.

         This letter agreement incorporates by reference the provisions of
Article XI, entitled "Miscellaneous," of the Stock Purchase Agreement.





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         IN WITNESS WHEREOF, the Parties hereto have executed this letter agreement as of the date first above written.


                                          SPANISH BROADCASTING SYSTEM OF
                                          PUERTO RICO, INC.

                                          By: /s/ Joseph A. Garcia
                                          Name: Joseph A. Garcia
                                          Title: Vice President and CFO

                                          CHANCELLOR MEDIA CORPORATION
                                          OF LOS ANGELES

                                          By:
                                          Name:
                                          Title:

                                          PRIMEDIA BROADCAST GROUP, INC.

                                          By:
                                          Name:
                                          Title:

                                          WIO, INC.

                                          By:
                                          Name:
                                          Title:

                                          CADENA ESTEREOTEMPO, INC.

                                          By:
                                          Name:
                                          Title:




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         IN WITNESS WHEREOF, the Parties hereto have executed this letter agreement as of the date first above written.


                                          SPANISH BROADCASTING SYSTEM OF
                                          PUERTO RICO, INC.

                                          By:
                                          Name:
                                          Title:

                                          CHANCELLOR MEDIA CORPORATION
                                          OF LOS ANGELES

                                          By: /s/ W. Schuyler Hansen
                                          Name: W. Schuyler Hansen
                                          Title: Chief Accounting Officer

                                          PRIMEDIA BROADCAST GROUP, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:

                                          WIO, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:

                                          CADENA ESTEREOTEMPO, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:




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                                          PORTORICAN AMERICAN
                                          BROADCASTING, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:

                                          WLDI, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:

                                          WPRC, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:

                                          WOYE, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:

                                          WZNT, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:

                                          WOQI, INC.

                                          By: /s/ W. Schuyler Hansen
                                          Name:
                                          Title:




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